                                                                     EXHIBIT 1.1

                            JONES INTERCABLE, INC.

                               8,000,000 SHARES

                             CLASS A COMMON STOCK



                                                                 August 20, 1997

Lehman Brothers Inc.
Donaldson Lufkin & Jenrette Securities Corporation
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Jones Intercable, Inc., a Colorado corporation (the "Company"), proposes to sell 8,000,000 shares (the "Firm Securities") of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock" or the "Securities"). In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 1,200,000 shares of the Class A Common Stock on the terms and for the purposes set forth in Section 2 (the "Option Securities"). The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called the "Offered Securities." This is to confirm the agreement concerning the purchase of the Offered Securities from the Company by the Underwriters.

          1.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to and agrees with each Underwriter that:

               (a) A registration statement on Form S-3, including a prospectus, with respect to the Securities, (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed with the Commission and (iii) has become effective. Such registration statement and prospectus may have been supplemented from time to time prior to the date of this Agreement. A prospectus supplement (the "Prospectus Supplement"), including a prospectus, relating to the Offered Securities has been so prepared. The Prospectus Supplement and, if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Act within the time prescribed by such Rule.
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                                                                               2


     Copies of such registration statement and prospectus, any such supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date hereof (including one fully executed copy of the registration statement for counsel for the Underwriters) have been delivered to you. Such registration statement and prospectus, as supplemented to the date hereof and as supplemented by the Prospectus Supplement are herein referred to as the "Registration Statement" and the "Prospectus," respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date hereof and any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include, except with respect to Paragraph 5(d) hereof, the filing of any document with the Commission deemed to be incorporated by reference therein after the date hereof and on or prior to the Closing Date.

               (b) The Registration Statement, at the time it became effective, the Registration Statement and the Prospectus, as of the date hereof and at the Closing Date (as hereinafter defined), and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein or information contained in the Statements of Eligibility on Form T-1 of the Trustees other than information furnished to the Trustees by the Company specifically for inclusion therein.

               (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934 (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date hereof and on or prior to the Closing Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state
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                                                                               3

     a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) Neither the Company nor any of its subsidiaries (as defined in Paragraph 12) is in violation of its corporate charter or by-laws, in the case of the Company and its corporate subsidiaries, or the applicable limited partnership agreement, in the case of the Company's affiliated partnerships, or in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, under any agreement, indenture or instrument, or in violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property, the effect of which violation or default would constitute a Material Adverse Effect (as defined hereafter) or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business; neither the issuance or sale of the Offered Securities, nor the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein, nor fulfillment of the terms hereof, will conflict with, or result in the creation or imposition of any lien, charge or encumbrance, which in either case would have a Material Adverse Effect upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company, in the case of the Company and its corporate subsidiaries, or the applicable limited partnership agreement, in the case of the Company's affiliated partnerships, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property, the effect of which default or violation would constitute a Material Adverse Effect; and except as required by the Act, the Exchange Act, the Trust Indenture Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.

          (e) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the
     Prospectus, there has not been any Material Adverse Effect in, or any adverse development which materially affects, the business, franchises, properties, financial condition, results of operations or prospects of the Company and its subsidiaries and its interests in its affiliated partnerships taken as a whole, nor has there been any change in the capital stock or long-term debt of the Company or any of its corporate subsidiaries.
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                                                                               4

               (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the Offered Securities have been duly and validly authorized, and, when issued and delivered against payment therefore in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Offered Securities will conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (g) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (h) Each of the Company and its subsidiaries has been duly incorporated, and each of the Company's affiliated partnerships has been duly formed, and are validly existing and in good standing as corporations, in the case of the Company and its corporate subsidiaries, or as limited partnerships, in the case of its affiliated partnerships, under the laws of their respective jurisdictions of incorporation, or formation, and are duly qualified to do business and in good standing as a foreign corporation or partnership in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective business requires such qualification (except where the failure so to qualify would not have a Material Adverse Effect), and has all corporate or partnership power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged. Except as described in the Registration Statement and the Prospectus, all of the outstanding shares of each of the Company's corporate subsidiaries are owned by the Company directly, or indirectly through wholly-owned subsidiaries, free and clear of any liens, claims, equities or encumbrances, except liens, claims, equities or encumbrances arising in connection with bank indebtedness incurred in the ordinary course of business, have been duly authorized and are validly issued and outstanding, fully paid and non-assessable.

               (i) Except as set forth in or contemplated by the Registration Statement or the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which, if determined adversely to the Company or any of its corporate subsidiaries or affiliated partnerships, would reasonably be likely to result in any Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

               (j) The financial statements and schedules and information of the Company appearing in or incorporated by reference in the Registration Statement
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                                                                               5

     and Prospectus fairly present the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Arthur Andersen LLP, who have examined such financial statements, as set forth in their reports incorporated by reference in the Registration Statement and the Prospectus, and who shall deliver the letter referred to in Section 8(g), are independent public accountants within the meaning of the Act and the Rules and Regulations.

               (k) There are no contracts or other documents which are required to be described in the prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (l) The Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by them as described in the Prospectus, and, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or know of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which is likely to be sustained and, if such infringement or conflict were sustained, would result in any Material Adverse Effect.

               (m) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company or any of its subsidiaries that would (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely against the Company or any of its subsidiaries, might) result in any Material Adverse Effect.

               (n) The Company and its subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them free and clear of all liens, charges, encumbrances, or restrictions, except, with respect to the Company and its corporate subsidiaries, as set forth in the Prospectus and, with respect to the Company's affiliated partnerships, liens, charges, encumbrances, and restrictions arising in connection with bank debt incurred in the ordinary course of business; to the best of the Company's knowledge all of the material leases, licenses and franchise agreements under which the Company and its subsidiaries
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                                                                               6

     hold or use tangible or intangible properties or assets as lessee, licensee or franchisee are in full force and effect and no material claim has been asserted by anyone adverse to their rights as lessee, licensee or franchisee under any of such leases, licenses or franchise agreements, or affecting or questioning their right to the continued possession or use of the leased, licensed or franchised tangible or intangible property or assets under any such lease, license or franchise agreement which claim is likely to be sustained and, if sustained, would have a Material Adverse Effect.

               (o) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (p) Neither the Company nor any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act").

               (q) (i) The property, assets and operations of the Company and its subsidiaries comply in all material respects with all applicable Environmental Laws (as defined below) (except to the extent that failure to comply with such Environmental Laws would not have a Material Adverse Effect), (ii) to the knowledge of the Company after reasonable inquiry, none of the property, assets or operations of the Company or its subsidiaries is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials (as defined below) into the environment or is in contravention of any federal, state or local law, order or regulation that would have a Material Adverse Effect, (iii) neither the Company nor any of its subsidiaries has received any notice or claim, nor are there pending, threatened or reasonably anticipated lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Materials into the environment that would result in a Material Adverse Effect, and (iv) neither the Company nor any of its subsidiaries has any material contingent liability (material to the Company and its subsidiaries and its interests in its affiliated partnerships taken as a whole) in connection with any release of any Hazardous Materials into the environment (as used herein, "Environmental Laws"
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                                                                               7

     means any federal, state, territorial, provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws).

               (r) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the best knowledge of the Company, is any dispute imminent, other than routine disciplinary and grievance matters.

               (s) Except for the Shareholders Agreement (as defined in the Prospectus), there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

               (t) Except as described in the Prospectus, the Company has not sold or issued any shares of Class A Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (u) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          2.   Purchase and Offering of Securities by the Underwriters.  On the
               -------------------------------------------------------
basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 8,000,000 shares of the Firm Securities
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                                                                               8

to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Securities set opposite that Underwriter's name in the Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Securities shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine.

          In addition, the Company grants to the Underwriters an option to purchase up to 1,200,000 shares of Option Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 3 hereof. Shares of Option Securities shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Securities set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Securities shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase Option Securities other than in 100 share amounts.

          The price of both the Firm Securities and any Option Securities shall be $9.975 per share.

          Upon authorization by the Representatives of the release of the Firm Securities, the Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

          3.   Delivery of and Payment for the Securities.  Delivery of and
               -------------------------------------------
payment for the Firm Securities shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York 10017, at 9:30 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Closing Date". On the Closing Date, the Company shall deliver or cause to be delivered certificates representing the Firm Securities to the Representatives for the account of each Underwriter against payment to the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Securities shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Securities, the Company shall make the certificates representing the Firm Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.
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                                                                               9

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 2 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Securities as to which the option is being exercised, the names in which the shares of Option Securities are to be registered, the denominations in which the shares of Option Securities are to be issued and the date and time, as determined by the Representatives, when the shares of Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Securities are delivered are sometimes referred to as the "Second Closing Date".

          Delivery of and payment for the Option Securities shall be made at the place specified in the first sentence of the first paragraph of this Section 3 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 9:30 A.M., New York City time, on the Second Closing Date. On the Second Closing Date, the Company shall deliver or cause to be delivered the certificates representing the Option Securities to the Representatives for the account of each Underwriter against payment to the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Securities shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Securities, the Company shall make the certificates representing the Option Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Closing Date.

          4.   Substitution of Underwriters.  (a) The Company shall not be
               ----------------------------
obligated to deliver any of the Offered Securities to be delivered on the Closing Date or the Second Closing Date (as hereinafter defined), as the case may be, except upon payment for all the Offered Securities to be purchased on such Closing Date as provided herein.

               (b) If on either Closing Date any Underwriter or Underwriters shall fail to take up and pay for the number of shares of the Offered Securities agreed by such Underwriter or Underwriters to be purchased hereunder on such Closing Date, upon tender of such Offered Securities in accordance with the terms hereof, and the total number of shares of the Offered Securities not purchased does not aggregate more than 10% of the total number of shares of the Offered Securities to be purchased on such Closing Date, the remaining Underwriters shall be obligated to take up and pay for (in proportion to
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                                                                              10

their respective underwriting obligations, except as may otherwise be determined by you) the Offered Securities which the withdrawing or defaulting Underwriters agreed but failed to purchase on such Closing Date.

          (c) If on either Closing Date any Underwriter or Underwriters shall fail to take up and pay for the number of shares of the Offered Securities agreed by such Underwriter or Underwriters to be purchased hereunder on such Closing Date, upon tender of such Offered Securities in accordance with the terms hereof, and the total number of shares of Offered Securities not purchased aggregates more than 10% of the total number of shares of the Offered Securities to be purchased on such Closing Date, and arrangements satisfactory to you and the Company for the purchase of such Offered Securities on such Closing Date by other persons are not made within 36 hours thereafter, this Agreement (or with respect to the Second Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities) shall terminate.

          (d) In the event of a default by any Underwriter as set forth in this Paragraph 4, such Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Paragraphs 5(j) and 9 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of shares of the Offered Securities agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

          5.   Covenants.  The Company agrees:
               ---------

               (a) To furnish promptly to you and to counsel for the Underwriters a signed copy of the Registration Statement and the Prospectus (including all documents incorporated by reference therein) as originally filed, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith and all documents incorporated by reference therein;

               (b) To deliver promptly to you and to each Underwriter such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and any amended or supplemented Prospectus as you may reasonably request;

               (c) To cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act within the time prescribed therein and to notify you promptly of such filing;

               (d) At any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, prior to filing with the Commission, any amendment to the Registration Statement or subsequent supplement to the Prospectus, or to filing any prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to you and counsel for the Underwriters and obtain your consent to the filing; and to make no further amendment to the Registration Statement or subsequent supplement to the Prospectus prior to the Second Closing Date except as permitted herein;

               (e) To advise you promptly (i) when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, (ii) of any request or proposed request by the Commission for any amendment to the Registration Statement, a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceedings, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading; and, in the event of the issuance of any such stop order or suspension of qualification of the Offered Securities, to use promptly its best efforts to obtain its withdrawal;

               (f) Within the time during which a prospectus relating to the Offered Securities is required to be delivered under the Act, the Company will (i) file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and (ii) comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offered Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance;

               (g) The Company will make generally available to its securities holders and to you as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of
     Section 11(a) of the Act;

               (h) For a period of five years from the date of this Agreement, to furnish to you copies of all public reports and all reports and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with any such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (i) To endeavor in all reasonable respects to qualify the Offered Securities for offer and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities;

               (j) To pay the costs incident to the authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing to the Underwriters and any selected dealers the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), the Prospectus and any amendment or supplement to the Prospectus as provided in this Agreement; the costs of printing this Agreement; the costs of filings and clearance with the National Association of Securities Dealers, Inc. (including the reasonable fees and disbursements of counsel for the Underwriters related thereto); any applicable listing or other fees; the reasonable fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum (including related fees and expenses of counsel for the Underwriters); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation, the cost of printing and engraving the certificates representing the Securities, the cost of their personnel and other internal costs, and all expenses and taxes incident to the sale and delivery of the Securities to you; provided that, except as provided in this Paragraph, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel; any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters;

               (k) For a period of 120 days from the date of the Prospectus Supplement, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Class A Common Stock (other than the Offered Securities and shares of Class A Common Stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), or sell or grant options, rights or warrants with respect to any shares of Class A Common Stock or Common Stock (other than the grant of options with respect to Class A Common Stock pursuant to option plans existing on the date hereof or that may be approved by the shareholders of the Company and take effect subsequent to the date hereof), without the prior written consent of Lehman Brothers Inc.; and to cause each officer and director of the Company (other than the directors designated by Bell Canada International Inc.) and Jones International, Ltd., Jones Entertainment Group, Ltd., Jones Space Segment, Inc., Jones Global Group, Inc., Jones Interdigital, Inc., Jones International Grantor Business Trust, Glenn Jones Grantor Business Trust, Christine Jones Marocco, Joseph Michael Marocco Irrevocable Trust, Christine Jones Marocco Irrevocable Trust and Michael Marocco to furnish to the Representatives, prior to the Closing Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Class A Common Stock or Common Stock for a period of 120 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

               (l) To apply the net proceeds from the sale of the Offered Securities being sold by the Company as set forth in the Prospectus Supplement; and

               (m) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the 40 Act and the rules and regulations of the Commission thereunder.

          6.  Indemnification.  (a) The Company shall indemnify and hold
              ---------------
harmless each Underwriter, the directors, officers, agents and employees of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter, director, officer, agent, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement when it became effective, the Registration Statement or the Prospectus, or any amendment or supplement thereto (including a preliminary prospectus supplement) or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Offered Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, director, officer, agent, employee and each such controlling person for any legal and other expenses reasonably incurred by that Underwriter, director, officer, agent, employee or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein; and, provided further, that as to any preliminary prospectus supplement this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Offered Securities to any person by the Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus supplement was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Paragraphs 5(b), (d) or (f). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus supplement or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any controlling person of that Underwriter.

          (b) Each Underwriter (severally, but not jointly) shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement when it became effective, the Registration Statement or the Prospectus, or any amendment or supplement thereto (including a preliminary prospectus supplement) or (B) in any Blue Sky Application, or (ii) arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such officer, director or controlling person for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

          (c) Promptly after receipt by an indemnified party under this Paragraph of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party except to the extent that the failure to give notice has materially prejudiced the indemnifying party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the indemnified party shall have the right to employ counsel to represent such indemnified party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Paragraph, if in the reasonable judgment of the indemnified party, it is advisable for such indemnified party to be represented by separate counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, in each of which cases the fees and expenses of such separate counsel shall be paid by the indemnifying party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Paragraph consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Paragraph consist of the Company or any of the Company's directors, officers, employees or controlling persons. An indemnifying party will not (i) without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Paragraph shall for any reason be unavailable to an indemnified party under Paragraph 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph shall be deemed to include, for purposes of this Paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public was offered to the public exceeds that amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 6(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm that the statements with respect to the public offering of the Offered Securities set forth in the last paragraph on the cover page of, and in paragraphs 1-4 and 8-10 under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          (f) The indemnity agreements contained in this Paragraph and the representations, warranties and agreements of the Company in Paragraphs 1 and 5 shall survive the delivery of the Offered Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          7.   Effective Date of Agreement and Termination.  (a) This Agreement
               -------------------------------------------
shall become effective on the day on which this Agreement is executed.

          (b) The obligations of the Underwriters hereunder may be terminated by you, in your absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Firm Securities, if prior to that time any of the following events shall have occurred: (i) since the respective date as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the financial condition of the Company and its subsidiaries taken as a whole or the earnings or business affairs of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business which would, in your judgment, make it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crises, if the effect of such outbreak, escalation, calamity, or crisis would, in your judgment, make the offering or delivery of the Offered Securities impracticable, (iii) existing financial, political, economic or stock market conditions in Europe, the United States or elsewhere, or international monetary conditions, shall have undergone a material change which, in your judgment, materially and adversely affects the market for the Offered Securities or makes the offering or delivery of the Offered Securities impracticable; (iv) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System or limitation on prices for securities on any such exchange or National Market System, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          8.  Conditions of the Underwriters' Obligations.  The obligations of
              -------------------------------------------
the Underwriters to purchase and pay for the Offered Securities as provided herein are subject to the accuracy, as of the date hereof and on each Closing Date (as if made at each Closing Date) of the representations and warranties of the Company contained herein, to performance by the Company of its obligations thereunder, and to each of the following additional terms and conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened (and such threat shall not have been withdrawn) by the Commission; any request by the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Representatives; and

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Securities and the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Simpson Thacher & Bartlett, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Elizabeth M. Steele, Vice President/General Counsel to the Company shall have furnished to you her opinion addressed to the Underwriters and dated such Closing Date to the effect that:

                         (i) Such counsel has no reason to believe that any material licenses, permits, franchises and authorizations of the Company and its subsidiaries and affiliated partnerships are not in full force and effect and that the Company and its subsidiaries and affiliated partnerships are not in all material respects complying therewith.

                         (ii) The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Colorado, with corporate power and authority to own its properties and conduct its business as now documented and described in the Prospectus, and is duly qualified to do business as a foreign corporation and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualifications, except where the failure to be so qualified will not have a Material Adverse Effect.

                    (iii) Each of the Company's subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as now conducted and described in the Prospectus, and is duly qualified to do business as a foreign corporation and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified will not have a Material Adverse Effect. The outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances, equities and claims, except as set forth in the Prospectus or except liens, encumbrances, equities and claims arising in connection with bank indebtedness incurred in the ordinary course of business.

                    (iv) Each of the Company's affiliated partnerships has been duly formed and is validly existing in good standing as a limited partnership under the laws of its jurisdiction of formation, with power and authority to own its properties and conduct its business as now conducted and described in the Prospectus, and is duly qualified to do business as a foreign limited partnership and in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified will not have a Material Adverse Effect.

                    (v) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the shares of the Offered Securities being delivered on such Closing Date and the consummation by the Company of the transactions herein contemplated will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute or result in a breach or violation of, or default under, the articles of incorporation or bylaws of the Company or any of its subsidiaries, or the respective certificates of or agreements of limited partnership of any of the Company's affiliated partnerships, or any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel, to which the Company or any of its subsidiaries or affiliated partnerships is a party or by which it or any of them or their respective properties may be bound, or any law or statute or any judgment, decree, order, rule or regulation of any court, governmental agency or other body applicable to the Company or any of its subsidiaries or affiliated partnerships of any of their respective properties; and, except for the registration of the Offered Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court, governmental agency or other body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. (In the case of any law, order, rule or regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Cole Raywid & Braverman, Washington, D.C.)

                    (vi) This Agreement has been validly authorized and duly executed and delivered by authorized officers of the Company.

                    (vii) The Company has an authorized capitalization as set forth in the Prospectus Supplement, and all of the issued shares of capital stock of the Company (including the shares of the Offered Securities being delivered on such Closing Date) have been duly and validly authorized and issued, are fully paid and non-assessable with no personal liability attaching to the ownership thereof, and conform as to legal matters to the statements concerning them in the Registration Statement and the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable with no personal liability attaching to the ownership thereof and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims; and none of the shares of the Offered Securities will be subject to any preemptive right, or any lien, charge or encumbrance or any other claim of any third party, nor any restriction upon the voting or transfer thereof pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

                    (viii) Except for the Shareholders Agreement (as defined in the Prospectus), there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                    (ix) The Registration Statement is effective under the Act, no stop order suspending its effectiveness has been issued, and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion and on the date specified therein.

                    (x) To the best of the knowledge of such counsel, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries or affiliated partnerships is a party, or to which the property of the Company or any of its subsidiaries or affiliated partnerships is subject, before or brought by any court or governmental agency or body, except as described in the Prospectus and except for litigation incident to the kind of business conducted by the Company and its subsidiaries and affiliated partnerships which, individually or in the aggregate, will not have a Material Adverse Effect.

                    (xi) Such counsel has no reason to believe that the Company and its subsidiaries and affiliated partnerships have not obtained all licenses, permits, franchises and other governmental authorizations (in the case of any law, order, rule or administrative regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Cole Raywid & Braverman, Washington, D.C.), the lack of which would have a Material Adverse Effect.

                    (xii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein.

                    (xiii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in default under any material agreement, indenture or instrument or in violation of its corporate charter or bylaws.

                    (xiv) Neither the Company nor any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the 40 Act.

                    (xv) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act, the Exchange Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                    (xvi) The Statements made by the Prospectus under the captions "Description of the Debt Securities" and "Description of Capital Stock," insofar as they constitute a summary of the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3.

          In addition, as part of her opinion letter, such counsel shall advise that, except as to financial statements and FCC regulatory matters as to which such counsel need not express any opinion, such counsel (A) is of the opinion that the Registration Statement, all Preliminary Prospectuses, the Prospectus and any supplements or amendments thereto, as of their respective effective or issue dates, complied as to form in all material respects with the Act, the applicable Rules and Regulations and the Trust Indenture Act, (B) that the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, (C) believes that the descriptions in the Registration Statement and the Prospectus of statutes, contracts and other documents, and to the best knowledge of such counsel, all descriptions of legal or governmental proceedings and legislative proposals (in the case of any law, order, rule or administrative regulation relating to the Federal Communications Act or the Federal Communications Commission, such counsel may rely upon the opinion of Cole Raywid & Braverman, Washington, D.C.), are accurate and present fairly the information required to be presented by the Act or the Rules and Regulations and (D) although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (relying as to materiality to a large extent upon the opinions of officers, counsel and other representatives of the Company) nothing has come to such counsel's attention which would lead such counsel to believe that the Registration Statement and the Prospectus (and any amendments or supplements thereto), as of their respective effective or issue dates or as of the date hereof, or the documents incorporated by reference therein at the time they were filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus (if amended or supplemented), as of such Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, (A) as to matters of fact, upon statements and certificates from officers of the Company, public officials and other sources reasonably believed by such counsel to be reliable, and (B) as to matters of law of jurisdictions other than jurisdictions in which such counsel are admitted to the practice of law upon opinions of other counsel reasonably acceptable to the Underwriters; provided such counsel shall furnish the Underwriters copies of any such opinions.

          (d) Cole Raywid & Braverman, as special counsel to the Company, shall have furnished to you their opinion addressed to the Underwriters and dated the Closing Date to the effect that with respect to matters arising under the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission (the "FCC"):

                    (i) No approval of the FCC is required in connection with the issuance and sale of the Offered Securities;

                    (ii) Based on due inquiry and investigation as described in such opinion, the Company and its subsidiaries have such licenses relating to the cable communications industry as are necessary under the Communications Act or 1934, as amended, and the rules and regulations of the FCC to own their cable television systems and to conduct their cable television business in the manner described in the Prospectus except where the failure to have or comply with such licenses would have a materially adverse effect on the business or financial condition of the Company and its subsidiaries as a whole, and such licenses contain no burdensome restrictions not adequately described in the Prospectus, which restrictions would have a materially adverse effect on the Company and its subsidiaries as a whole.

                    (iii) The execution, delivery and performance of this Agreement by the Company and compliance by the Company with the provisions of the Indenture and the Offered Securities does not and will not violate the Communications Act of 1934, as amended, or the rules and regulations of the FCC;

                    (iv) Except for matters described in the Registration Statement, such counsel does not know of any proceeding before the FCC to which the Company or any of its subsidiaries is a party or involving the cable television systems, licenses or authorizations of the Company or its subsidiaries, or of any cable communications law or regulation relevant to such systems, licenses or authorizations required pursuant to SEC Regulation S-K to be described in the Registration Statement or the Prospectus which is not described as required;

                    (v) The statements made in the Company's most recent Annual Report on Form 10-K filed with the Commission under the caption "Regulation and Legislation" and as updated in the Prospectus under the caption "Risk Factors-Risks Associated with Government Regulation of the Cable Television Industry" and "Risks of Competition," insofar as they purport to summarize current and proposed federal legislation and regulations of the FCC and certain court decisions specifically referred to therein, have been reviewed by such counsel and such counsel has no reason to believe that such sections of the Registration Statement, as of the effective date of the Registration Statement and as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading.

          (e) You shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters ("Counsel for the Underwriters"), an opinion or opinions, dated the Closing Date, covering certain matters referred to in sub-headings (ii), (vi) and (vii) of paragraph (c) of this Section 8 and such other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely, as to the incorporation of the Company and as to all other matters governed by the laws of the State of Colorado, upon the opinion of counsel for the Company referred to above.

          (f) The Company shall have furnished to you on the Closing Date a certificate, dated such Closing Date, of its President and its principal accounting officer stating that:

                    (i) The representations, warranties and agreements of the Company in Paragraph 1 are true and correct as of such Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 8(a) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the effective date of the Registration Statement, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

          (g) The Company shall have furnished to you on the Closing Date a letter, in form and substance satisfactory to you, of Arthur Andersen LLP, addressed to the Underwriters and dated the Closing Date, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and containing statements and information of the type ordinarily included in accountants "comfort letters" to underwriters with respect to financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus.

          (h) The Company shall have obtained and delivered to the Underwriters such agreements regarding the sale of the Company's Class A Common Stock and Common Stock as are specified in Paragraph 5(k).

          (i) After the execution and delivery of this Agreement, there shall not have been any downgrading in the ratings of the Company's debt securities by any "nationally recognized statistical rating agency" (as defined in Rule 426(g) under the Act) or any notice given thereby of, or any other action thereby threatening, any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change or any action thereby placing the Company under special surveillance.

          (j) The Underwriters shall have received in connection with Bell Canada International Inc.'s purchase from the Underwriters of 30% of the Firm Securities or the Option Securities, as applicable, payment from Bell Canada International Inc. of the purchase price of such Firm Securities or Option Securities, as applicable, by wire transfer of immediately available funds to a bank account designated by the Underwriters, concurrently with the closing hereunder on such Closing Date.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

          9.  Expenses of Underwriters.  If the Company shall fail to tender the
              ------------------------
Offered Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Offered Securities for any reason permitted under this Agreement other than as set forth in Paragraph 4 or Paragraph 7(b), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters.

          10.  Notices.  All notices or communications hereunder shall be
               -------
sufficient if in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822). Any notice by the Underwriters to the Company shall be sufficient if given in writing or by telegraph addressed to the Company at 9697 East Mineral Avenue, Englewood, Colorado 80112, Attention of the General Counsel.

          11.  Parties.  This agreement shall inure to the benefit of and be
               -------
binding upon the Underwriters, the Company and their respective successors.
This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 6 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this Paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12.  Certain Definitions.  For purposes of this Agreement, (a)
               -------------------
"business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and shall include affiliated partnerships only if the Company or one of its corporate subsidiaries is a general partner of such partnership, (c) "affiliate" has the meaning set forth in Rule 144 of the Rules and Regulations and (d) "Material Adverse Effect" means a material adverse effect, financial or otherwise, on the Company and its subsidiaries and its interests and its affiliated partnerships taken as a whole.

          13.  Governing Law; Counterparts.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall together constitute a single instrument.

          If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     Jones Intercable, Inc.

                                     By  /s/ Elizabeth Steele
                                        -----------------------------
                                       Its: Vice President


Accepted:

Lehman Brothers Inc.
Donaldson Lufkin & Jenrette Securities Corporation

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

     By Lehman Brothers Inc.

     By  /s/ Ros Stephenson
        -------------------------------------
          Authorized Representative

                                   SCHEDULE 1


                                                                      Number of
     Underwriters                                                       Shares
     ------------                                                     ---------

     Lehman Brothers Inc.........................................     3,541,000

     Donaldson, Lufkin & Jenrette Securities Corporation.........     3,541,000

     Morgan Stanley & Co. Incorporated...........................       204,000

     Oppenheimer & Co., Inc......................................       204,000

     PaineWebber Incorporated....................................       204,000

     Sanford C. Bernstein & Co., Inc.............................       102,000

     Hanifen, Imhoff Inc.........................................       102,000

     Neuberger & Berman, LLC.....................................       102,000
                                                                      ---------

        Total....................................................     8,000,000
                                                                      =========